UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 1, 2015

Commission File Number: 333-152002

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	26-1574051 (I.R.S. Employer Identification No.)

 825 Lebourgneuf Blvd, Suite 315

Quebec, Canada G2J 0B9

(Address of principal executive offices)

Tel: 1-418-781-2954

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02     Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 1, 2015, the Board of Directors and management of ROI Land Investments LTD (“ROI”) determined that reliance should not be placed on its previously issued unaudited interim financial statements for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014 contained in ROI’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 (the “2014 Interim Periods”). Certain errors were noted and corrected by ROI during the preparation of its SEC form 10-K for the year ended December 31, 2014. The errors noted included the recording of ROI’s common stock issued to non-employees, revenue, expenses paid by a shareholder, capital contributions and the presentation of funds received for common stock subscriptions for which shares had not been issued as of the balance sheet dates.

On May 1, 2015, management evaluated the impact of these errors under the SEC’s authoritative guidance on materiality and determined that the impact of these errors, individually and in the aggregate, on the 2014 Interim Periods were material and expects to file amended Quarterly Reports on Form 10-Q for the periods ended March 31, 2014, June 30, 2014 and September 30, 2014 as soon as practicable. ROI’s board of directors and management has discussed this matter described above with ROI’s prior auditor.

See “Item 8.01. Other Events” below for a discussion of actions the Company has taken to prevent such an error from recurring.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2015 the Company’s Board of Directors appointed Dr. Sami B. Chaouch as Chairman of the Board of Directors.

Dr. Sami Chaouch was elected as a Director of the Company on August 19, 2014. Dr. Chaouch obtained a business administration degree in management with distinction from HEC Carthage, Tunisia and both a Masters degree and a PhD. in Finance from the University Paris-Dauphine, France. After finishing his studies in 1990, Dr. Chaouch went on to work in Finance at many high profile jobs from 1991-2009 (at locations ranging from Geneva, Jedda and Cairo)  before becoming a CFO and member of the Board of Directors of V Media Group in Montreal in 2009 until the present. Throughout his career Dr. Chaouch has worked in corporate finance and mergers & acquisitions, in various sectors, such as Finance and Media.

Item 8.01     Other Events.

The Company (also disclosing in accordance with Item 308(c) of Regulation S-K), as part of its growth and maturation, has taken steps to enhance its controls and procedures over internal control in general, and in ICFR in particular. The Chairman and CEO have directed and authorized the immediate hiring of an experienced CPA with extensive GAAP, SEC Reporting and Financial Reporting experience to become the Company’s Controller and Chief Accounting Officer.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resolution adopted by the Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

ROI LAND INVESTMENTS LTD.
(Registrant)

DATE: May 7, 2015	By:	/s/ Sebastien Cliche
Sebastien Cliche
Chief Executive Officer